UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 19, 2022

Date of Report (Date of earliest event reported)

DALRADA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

wyoming	000-12641	38-3713274
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

600 La Terraza Blvd., Escondido, California		92025
(Address of principal executive offices)		(Zip Code)

(858) 283-1253

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrants Certifying Accountant.

(a) On December 19, 2022, dbbmckennon (“dbbm”) resigned as Dalrada Financial Corporation’s independent registered public accounting firm. dbbmckennon audited the consolidated financial statements of the Company for the fiscal years ended June 30, 2022 and 2021. The reports of dbbmckennon on such consolidated financial statements for either of the past two years, the most recent dated October 31, 2022, contained a going concern comment as a result of its recurring losses, and did not contain an adverse opinion or disclaimer of opinion that was qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years ending June 30, 2021 and 2022 and during the subsequent interim period there were no disagreements between dbbm on any accounting principles or practices, financial statement disclosure or auditing scope or procedure’s that, if not resolved to dbbm’s satisfaction, woukd have caused dbbm to make reference to the subject matter of the disagreement in connection with its report and there were no “reportable events” as defined in Item 304(a)(1)(v) of regulation S-K.

The Company has requested that dbbm furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated December 22, 2022 is filed herewith as Exhibit 16.

(b) On December 19, 2022, the Company engaged Macias Gini & O’Connell LLP (“MGO”) as its independent registered public accounting firm.

No consultations occurred between the Company and MGO during the transitional period ended, the fiscal years ended June 30, 2022 and 2021and through December 19, 2022, regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or other information provided that was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of disagreement requiring disclosure under Item 304(a)(1)(iv) of Regulation S-K or reportable event requiring disclosure under Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is attached as part of this report:

Exhibit No.   Description

16     Letter from dbbmckennon to the Securities and Exchange Commission

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 22, 2022	DALRADA FINANCIAL CORPORATION

	By:	/s/ Brian Bonar
Brian Bonar Officer, Director

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